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                                  EXHIBIT 99.1

                WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND
               CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Biomet, Inc. (the "Company"), each hereby certifies that to his knowledge on the date hereof:

(a) The Form 10-K of the Company for the Fiscal Year Ended May 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Dane A. Miller
                                          ----------------------
                                          Dane A. Miller, Ph.D.
                                          April 4, 2003

                                          /s/ Gregory D. Hartman
                                          ----------------------
                                          Gregory D. Hartman
                                          April 4, 2003